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                                                                   EXHIBIT 10.34


                                 FIRST AMENDMENT

                  FIRST AMENDMENT, dated as of April 13, 2001 (this "Amendment"), to the Third Amended and Restated Credit Agreement, dated as of September 26, 2000 (as heretofore amended or otherwise modified, the "Credit Agreement", and as amended by this Amendment, the "Credit Agreement"; unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as defined therein), among SALTON, INC., a Delaware corporation (formerly known as Salton/Maxim Housewares, Inc.) (the "Borrower"), the several banks and financial institutions or entities party thereto (each, a "Lender" and, collectively, the "Lenders"); LEHMAN BROTHERS INC., as advisor, arranger and book runner (in such capacity, the "Arranger"), FIRSTAR BANK, N.A., as syndication agent (in such capacity, the "Syndication Agent"), LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "Administrative Agent"), and FLEET NATIONAL BANK, as documentation agent (in such capacity, the "Documentation Agent").

                                   WITNESSETH:

                  WHEREAS, the Borrower has requested the Lenders to consent to amendments to certain provisions of the Credit Agreement; and

                  WHEREAS, the Lenders are willing to consent to the requested amendments, on and subject to the terms and conditions contained herein;

                  NOW THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree that on the Amendment Effective Date (as defined below), the Credit Agreement will be amended as follows:

AMENDMENTS

AMENDMENT TO SECTION 1.1. Section 1.1 to the Credit Agreement is hereby amended by (a) deleting the parenthetical following the word "determination" at the end of definitions of "Net Average Senior Debt" and "Net Average Total Debt" and (b) adding thereto the following defined terms in the appropriate alphabetical order:

                           "European Acquisition": the acquisition of the European Target for a net cash purchase price based on an EBITDA multiple between five and a half and seven and a half.

                           "European Target": a manufacturer and distributor of products complementary to the Borrower's located in a member country of the European Union


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         with net sales and EBITDA for a recent twelve month period between $50 million and $100 million, and $8 million and $12 million, respectively.

                           "2001 Indenture": the Indenture pursuant to which the 2001 Notes will be issued, which shall contain subordination terms substantially equivalent to the subordination terms set forth in the Senior Subordinated Note Indenture and covenants no more restrictive on the Borrower than those set forth in the Senior Subordinated Note Indenture.

                           "2001 Notes": up to $150,000,000 aggregate principal amount of Senior Subordinated Notes due 2008 to be issued by the Borrower pursuant to the 2001 Indenture.

AMENDMENT TO SECTION 4.21 Section 4.21 to the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

                           "The Obligations constitute "Senior Debt" of the Borrower and its Subsidiaries, as such term is defined in the 2001 Indenture."

AMENDMENT TO SECTION 7.1(a). Section 7.1(a) the Credit Agreement is hereby amended by deleting the last row of the table and inserting in lieu thereof the following row:

               FQ3 2002 and thereafter                     2.25 to 1

AMENDMENT TO SECTION 7.1(d). Section 7.1(d) the Credit Agreement is hereby amended by deleting the last row of the table and inserting in lieu thereof the following row:

               FQ4 2001 and thereafter                     1.30 to 1

AMENDMENT TO SECTION 7.2. Section 7.2 to the Credit Agreement is hereby amended by (a) deleting the word "and" appearing at the end of Section 7.2(j) and (b) adding the following new text after the end of Section 7.2(k):

                           "(l) Indebtedness of the Borrower in respect of the 2001 Notes, provided that subject to certain limitations, the Borrower shall be permitted to issue up to an additional $100,000,000 of senior subordinated notes pursuant to the 2001 Indenture on terms no less favorable to the Lenders than those under the terms of 2001 Notes, other than pricing;


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                           (m) Indebtedness of the European Target or any of its
         Subsidiaries assumed or acquired in connection with the European Acquisition which Indebtedness is outstanding on the date of consummation of the European Acquisition, is not created in contemplation thereof and is not in an aggregate principal amount exceeding $10,000,000 at any one time outstanding; provided, however, that in no event shall the Borrower or any of its Subsidiaries guarantee, or be deemed to guarantee, the Obligations of the European Target or any of its Subsidiaries; and

                           (n) Indebtedness of the European Target or any of its Subsidiaries incurred after the date of the European Acquisition; provided, however, that (i) such Indebtedness of the European Target or any of its Subsidiaries does not exceed $20,000,000 at any one time outstanding and (ii) in no event shall the Borrower or any of its Subsidiaries guarantee, or be deemed to guarantee, the Obligations of the European Target or any of its Subsidiaries."

AMENDMENT TO SECTION 7.3. Section 7.3 to the Credit Agreement is hereby amended by (a) deleting the word "and" appearing at the end of Section 7.3(l) and (b) adding the following new text after the end of Section 7.3(m):

                  "(n) Liens on Property of the European Target, provided, however, that (i) such Liens are existing as of the date of consummation of the European Acquisition and are in respect of Indebtedness permitted by Section 7.2(m), (ii) are not created in contemplation thereof and (iii) do not spread to other assets of the Borrower or its Subsidiaries following the consummation of the European Acquisition; and

                  (o) Liens on Property of the European Target, provided, however, that such Liens are in respect of Indebtedness permitted by
         Section 7.2(n)."

AMENDMENT TO SECTION 7.8. Section 7.8 to the Credit Agreement is hereby amended by (a) deleting the word "and" appearing at the end of Section 7.8(i) and the period at the end of Section 7.8(j) and substituting in lieu of such period a semicolon followed by the word "and" and (b) adding the following new clause
(k):

                           "(k) the European Acquisition; provided, however, that (i) the European Acquisition must comply with the requirements set forth in the definition of "Permitted Acquisition" set forth in Section
         1.1 of the Credit Agreement, except that the aggregate consideration in clause (iv) thereof shall be not more than $80,000,000, (ii) the Net Average Total Debt Ratio after giving effect to the European Acquisition must be less than 2.4 to 1.0 and (iii) the Borrower shall have received the net cash proceeds from the 2001 Notes in a principal amount of at least the purchase price of the European Acquisition."

AMENDMENT TO SECTION 7.9. Section 7.9 to the Credit Agreement is hereby amended by (a) inserting the text ", the 2001 Notes" after the text "Seller Subordinated Debt" in clauses (a) and


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(b) of Section 7.9 and (b) inserting the text "or the 2001 Indenture" after the text "Senior Subordinated Note Indenture" in clause (c) of Section 7.9.

MISCELLANEOUS

CONDITIONS TO THE EFFECTIVENESS OF THE AMENDMENT. This Amendment shall become effective as of the date each of the conditions precedent set forth below shall have been fulfilled (the "Amendment Effective Date"):

Amendment. The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of the Borrower and each other Loan Party.

Lender Consent Letters. The Administrative Agent shall have received executed Lender Consent Letters, substantially in the form of Exhibit A hereto, from Lenders constituting the Required Lenders.

No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to this Amendment.

Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents and herein shall be true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of the Amendment Effective Date after giving effect to the amendments effected hereby.

                  (e) Amendment Fee. The Administrative Agent shall have received, for the account of each Lender that executes and delivers its Lender Consent Letter on or prior to April 13, 2001, an amendment fee in an amount equal to 0.10% of the Aggregate Exposure of such Lender.

REPRESENTATION AND WARRANTIES. The Borrower represents and warrants to each Lender and the Agents and the Arranger as follows:

Corporate Power; Authorization; Enforceable Obligations; No Legal Bar.

THE BORROWER HAS THE POWER AND AUTHORITY TO EXECUTE AND DELIVER THIS AMENDMENT AND TO PERFORM EACH OF THE LOAN DOCUMENTS AS AMENDED BY THIS AMENDMENT AND EACH AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY TO WHICH IT IS OR WILL BE A PARTY.

THIS AMENDMENT HAS BEEN DULY EXECUTED AND DELIVERED BY THE BORROWER AND CONSTITUTES, AND EACH OTHER LOAN DOCUMENT AS AMENDED BY THIS AMENDMENT CONSTITUTES, A LEGAL, VALID AND BINDING OBLIGATION OF SUCH PARTY ENFORCEABLE AGAINST THE BORROWER ACCORDANCE WITH ITS


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TERMS, EXCEPT AS ENFORCEABILITY MAY BE LIMITED BY BANKRUPTCY, INSOLVENCY,
MORATORIUM, REORGANIZATION OR OTHER SIMILAR LAWS AFFECTING CREDITORS' RIGHTS GENERALLY AND EXCEPT AS ENFORCEABILITY MAY BE LIMITED BY GENERAL PRINCIPLES OF EQUITY (REGARDLESS OF WHETHER SUCH ENFORCEABILITY IS CONSIDERED IN A PROCEEDING IN EQUITY OR AT LAW).

Representations and Warranties in Loan Documents. The representations and warranties set forth in each Loan Document are true and correct in all material respects as if made on and as of this Amendment Effective Date, except as they may specifically relate to an earlier date.

CONTINUING EFFECT OF CREDIT AGREEMENT. This Amendment shall not constitute an amendment of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of any party hereto that would require an amendment, waiver or consent of the Agents, the Arranger or the Lenders except as expressly stated herein. Except as expressly waived hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

ACKNOWLEDGMENT AND CONSENT. Each of the Loan Parties hereby:

acknowledges and consents to the execution and delivery of this Amendment and performance of the Credit Agreement;

agrees that the term "Obligations" as defined in the Security Documents includes all of the Borrower's obligations under the Credit Agreement and that all references in such documents to the "Credit Agreement" refer to the Credit Agreement as defined in this Amendment;

agrees that all of the "Collateral" (as defined in the Security Documents) secures and continues to secure, all of the Property of the Loan Parties referred to in paragraph (b) above; and

agrees that the execution and delivery of this Amendment and performance of the Credit Agreement shall not in any way affect such Person's obligations under any Loan Documents, as amended by this Amendment, to which such Person is a party, which obligations on the date hereof remain absolute and unconditional and are not subject to any defense, set-off or counterclaim.

EXPENSES. The Borrower agrees to pay or reimburse the Agents and the Arranger for all of their reasonable out-of-pocket costs and expenses incurred in connection with (i) the negotiation, preparation, execution and delivery of this Amendment and any other documents prepared in connection herewith, and consummation of the transactions contemplated hereby and thereby, including the fees and expenses of Simpson Thacher & Bartlett, counsel to the Administrative Agent, and (ii) the enforcement or preservation of any rights under this Amendment and any other such documents.



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GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND
INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

COUNTERPARTS. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

                     [Rest of page left intentionally blank]




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                  IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the date first above written.


                                        SALTON, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        LEHMAN BROTHERS INC., as Arranger


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        LEHMAN COMMERCIAL PAPER INC., as
                                        Administrative Agent and as a Lender


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        FIRSTAR BANK, N.A., as Syndication
                                        Agent and as a Lender


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



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                                        FLEET NATIONAL BANK, as an Issuing
                                        Lender and as Documentation Agent


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        as an Issuing Lender


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



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Acknowledged and Consented:


HOME CREATIONS DIRECT, LTD.


By:
   -------------------------------------
   Name:
   Title:


SONEX INTERNATIONAL CORPORATION


By:
   -------------------------------------
   Name:
   Title:


TOASTMASTER INC.


By:
   -------------------------------------
   Name:
   Title:

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                                                                       EXHIBIT A


                              LENDER CONSENT LETTER


                                  SALTON, INC.
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                         DATED AS OF SEPTEMBER 26, 2000


To:   Lehman Commercial Paper Inc.,
           as Administrative Agent
         3 World Financial Center
         New York, New York 10285

Ladies and Gentlemen:

                  Reference is made to the Third Amended and Restated Credit Agreement, dated as of September 26, 2000 (the "Credit Agreement"), among Salton, Inc., a Delaware corporation (the "Borrower"), the Lenders parties thereto, Lehman Commercial Paper Inc., as Administrative Agent, and others. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

                  The Borrower has requested that the Lenders consent to amend the Credit Agreement on the terms described in the Amendment to which a form of this Lender Consent Letter is attached as Exhibit A (the "Amendment").

                  Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Amendment.

                                   Very truly yours,



                                        [NAME OF LENDER]


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:




Dated as of April 13, 2001